EXHIBIT 99.1

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Annual Shareholder Meeting June, 2017

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Forward Looking Statements Disclosure Except for historical information herein, matters set forth in this presentation are forward - looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about commercial operations, technology progress, growth and future financial performance of Payment Data Systems, Inc. and its subsidiaries (the “Company”). These forward - looking statements are identified by the use of words such as “believe,” “expect,” “prepare,” “anticipate,” “target,” “launch,” and “create,” among others. Forward - looking statements in this press release are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that the Company’s security applications may be insufficient; the Company’s ability to adapt to rapid technological change; adverse effects on the Company’s relationships with Automated Clearing House, bank sponsors and credit card associations; the Company’s ability to comply with federal or state regulations; the Company’s exposure to credit risks, data breaches, fraud or software failures, and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission including its annual report on Form 10 - K for the year ended December 31, 2015. One or more of these factors have affected, and in the future could affect, the Company’s businesses and financial results and could cause actual results to differ materially from plans and projections. All forward - looking statements made in this release are based on information presently available to the Company’s management. The Company disclaims any obligation to update these forward - looking statements, except as required by law. 2

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Louis Hoch President and CEO

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Payment Data Systems is a next - generation integrated, custom payment solutions provider for merchants, billers , banks, service bureaus and card issuers. PYDS (NASDAQ) Overview Management & Team 21 Employees NASDAQ Price at 5/31/17 ($) 1.43 52 Week Range ($) 1.00 - 3.81 Market Cap ($MM) 17.0 Shares Outstanding (MM) 11.8 Float (MM) 4.6 4 Experienced Management Team with 80+ Combined Years in Payment Processing Headquartered in San Antonio with offices in New York and Los Angeles Founded 1998 Shares held by insiders 55.7%

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Company Highlights 4 Positive Adjusted EBITDA 1 Leading provider of ACH and credit card payment processing in niche verticals No debt Clean capital s tructure Blue chip customers Growth company in booming online and mobile payment space Sustainable competitive advantages by leading with technology and customized solutions First prepaid card integrated with Apple Pay 1 See Appendix for GAAP to Non - GAAP Reconciliation

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Three Pillars of Business Prepaid Card Processor & Program Manager Payment Processing Credit, Debit and ACH Social Payment Provider & Prepaid Card Program Manager 6 1 For the six months ending June 30, 2016 2 As of June 30, 2016

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) What We Do Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) 7 ACH Processing Credit Card Processing Prepaid Card Issuing Bill Payment Processing ACH Origination eCheck Conversion Processing NSF Returned Check Recovery Mobile, Web, and Virtual Terminal Payments Credit / Debit Card Processing Debit Card ONLY Processing Account Validation POS/Card Swipe Retail General Purpose Reloadable Corporate Incentives/ Rewards Open Loop Issuance Card - to - Card Transfer Electronic Bill Payment Over 6,000 National Billers Web Payment MasterCard RPPS Gateway Custom Solutions +

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Transactions Processed per Year 8 2012 2013 2014 2015 8.6 2.7 13.0 24 % CAGR Since 2011 Millions 12.4 2016 14.3

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Dollars Processed per Year 9 2012 2013 2014 2015 $ 257 $ 630 $ 2,978 $ 3,300 70 % CAGR Since 2011 USD Millions 2016 $ 2,916

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Houston Frost Senior Vice President, Prepaid Processing

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Three Core Products: Custom Prepaid Program Management Incentive, Promotional and Disbursement Cards Akimbo: Consumer Card Program

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) 12 Launch your own next - generation prepaid card solution to serve the unique needs of your customers. Program Management Services: Program Management Processing Web and Mobile Applications Customer Service Program Types: Consumer Reloadable Card (GPR) Gift Cards Corporate Incentive Cards

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) 13 Pioneering the digital incentive, promotional and gift card to lower costs and improve the customer experience. Incentive and Promotional

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Akimbo This Card is issued by Sunrise Banks N.A., St. Paul, MN 55103, Member FDIC, pursuant to a license from MasterCard Internation al Incorporated. This card may be used everywhere Debit MasterCard is accepted. Use of this card constitutes acceptance of the terms and conditions stated in the Cardholder Agreeme nt. 14 Encouraging responsible spending with a card for the modern household.

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Tom Jewell Senior Vice President, CFO

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Growth Strategies 16 Organic ACH n etwork expansion Platform innovation Increased marketing for Akimbo Strategic M&A Credit card processing New products and services Accretive

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Singular Payments Pending Acquisition 17 • FinTech payments provider. Focused on Niche Verticals • Processed $440MM in payments in 2016 • Processed over 2.5MM transactions in 2016 • 10 Employees – Nashville, TN and St. Augustine, FL • Founded and Led by Industry Veteran, Vaden Landers • EBPP (Electronic Bill Presentment & Payment) Technology • Should close by August 1 st

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) PYDS Generates Cash $4.1 MM 18 2015 YE $2.1 MM 2014 YE $2.1 MM Free Cash Generated Cash on Hand December 31, 2016 2016 YE $0.9 MM

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Balance Sheet Highlights Cash Restricted cash & Settlement funds Short - term/long - term debt Account Total Assets Total Liabilities 57.8 - 4.1 12/31/15 68.4 59.2 - 2.8 52.2 12/31/14 61.1 54.1 19 USD Millions 59.7 - 4.1 12/31/16 69.5 60.5 ~$40 million in unused tax NOL carry - forward Total Equity 9.1 7.0 9.0

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Income Statement Highlights Revenues Cost of sales Gross Profit SG&A Depreciation Net Income Income tax benefit (expense) 12/31/15 YE 14.4 9.4 5.0 (3.5) (0.5) 1.1 (0.1) 12/31/14 YE 13.4 9.2 4.2 (1.9) (0.04) 3.8 1.5 20 USD Millions 12/31/16 YE 12.1 8.3 3.8 (4.3) (0.9) (1.2) 0.2 Adjusted EBITDA 0.6 See Non - GAAP Reconciliation in the Appendix 2.6 2.9

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) 12/31/2016 and 2015 Non - GAAP EBITDA Reconciliation 25 RECONCILIATION OF GAAP TO NON - GAAP FINANCIAL MEASURES (UNAUDITED) Twelve Months Ended December 31, 2016 2015 Reconciliation from Operating Income to Adjusted EBITDA: Operating income $ (1,360,573) $ 946,877 Depreciation and amortization 901,600 496,368 EBITDA (458,973) 1,443,245 Professional fees related to non - recurring items - 315,903 Acquisition costs - 20,000 Non - cash stock compensation expense (net) 1,053,570 1,111,194 Adjusted EBITDA $ 594,597 $ 2,890,342 Calculation of Adjusted EBITDA margins: Revenues $ 12,076,358 $ 14,380,459 Adjusted EBITDA $ 594,597 $ 2,890,342 Adjusted EBITDA margins 4.9% 20.1%

Confidential and Proprietary to Payment Data Systems, Inc. (NASDAQ: PYDS) Financial Highlights Strong Growth Initiatives Underway Significant cash flow generation $0.5M CFOPS 2016 YE Investing in growth while maintaining positive Adjusted EBITDA 1 Strong balance sheet; clean capital structure $40 million NOL carryforward 22 1 See Non - GAAP reconciliation